Exhibit 3.13

State of California Secretary of State	File #

LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION - CONVERSION
IMPORTANT — Read all instructions before completing this form.	This Space For Filing Use Only
CONVERTED ENTITY INFORMATION

1.

NAME OF LIMITED LIABILITY COMPANY (End the name with the words “Limited Liability Company,” “Ltd. Liability Company,” “Ltd. Liability Co.,” or the abbreviation “LLC” or “L.L.C.”)

Empire Burbank Studios LLC

2.	THE PURPOSE OF THE LIMITED LIABILTY COMPANY IS TO ENGAGE IN ANY LAWFUL ACT OR ACTIVITY FOR WHICH A LIMITED LIABILITY COMPANY MAY BE ORGANIZED UNDER THE BEVERLY-KILLEA LIMITED LIABILITY COMPANY ACT.
3.	THE LIMITED LIABILITY COMPANY WILL BE MANAGED BY (Check only one)
	☐ ONE MANAGER	☑ MORE THAN ONE MANAGER	☐ ALL LIMITED LIABILITY COMPANY MEMBER(S)
4.	MAILING ADDRESS OF THE CHIEF EXECUTIVE OFFICE		CITY AND STATE	ZIP CODE
	1845 West Empire Avenue		Burbank, CA	91504
5.

NAME OF AGENT FOR SERVICE OF PROCESS (If the agent is an individual, the agent must reside in California and both Items 5 and 6 must be completed. If the agent is a corporation, the agent must have on file with the California Secretary of State a certificate pursuant to Corporations Code section 1505 and Item 5 must be completed (leave Item 6 blank).)

Lenard D. Liberman

6.	IF AN INDIVIDUAL, ADDRESS OF AGENT FOR SERVICE OF PROCESS IN CA	CITY	STATE	ZIP CODE
	1845 West Empire Avenue	Burbank	CA	91504

CONVERTING ENTITY INFORMATION

7.	NAME OF CONVERTING ENTITY
Empire Burbank Studios, Inc.

8.	FORM OF ENTITY	9. JURISDICTION	10. CA SECRETARY OF STATE FILE NUMBER, IF ANY
	Corporation	California	C2119031
11.

THE PRINCIPAL TERMS OF THE PLAN OF CONVERSION WERE APPROVED BY A VOTE OF THE NUMBER OF INTERESTS OR SHARES OF EACH CLASS THAT EQUALED OR EXCEEDED THE VOTE REQUIRED. IF A VOTE WAS REQUIRED, PROVIDE THE FOLLOWING FOR EACH CLASS:

	STATE THE CLASS AND NUMBER OF OUTSTANDING INTERESTS ENTITLED TO VOTE	AND	THE PERCENTAGE VOTE REQUIRED OF EACH CLASS
	100 shares of Common Stock		51%
ADDITIONAL INFORMATION
12.	ADDITIONAL INFORMATION SET FORTH ON THE ATTACHED PAGES, IF ANY, IS INCORPORATED HEREIN BY THIS REFERENCE AND MADE A PART OF THIS CERTIFICATE.
13.

I CERTIFY UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT OF MY OWN KNOWLEDGE. I DECLARE I AM THE PERSON WHO EXECUTED THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

/s/ Jose Liberman	03-26-07	Jose Liberman, President
SIGNATURE OF AUTHORIZED PERSON	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON

/s/ Lenard D. Liberman	03-26-07	Lenard D. Liberman, Secretary
SIGNATURE OF AUTHORIZED PERSON	DATE	TYPE OR PRINT NAME AND TITLE OF AUTHORIZED PERSON
LLC-1A (REV 06/2005)		APPROVED BY SECRETARY OF STATE